Exhibit 10.5

FIRST AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

This First Amendment to Administrative Services Agreement (the “Amendment”) dated August 1, 2006 (“Amendment Date”) is by and between Nevada Radiation Therapy Management Services, Inc., a Nevada corporation (“Manager”) and MICHAEL J. KATIN, M.D., PROF. CORP., a Nevada professional corporation (“PC”). The terms defined in this Amendment shall have the same meaning set forth in the Administrative Services Agreement unless otherwise set forth herein.

WITNESSETH:

WHEREAS, MANAGER and PC are parties to that certain Administrative Services Agreement entered into as of January 1, 2002 (the “Administrative Services Agreement”);

WHEREAS, the parties desire to amend the Administrative Services Agreement to clarify each party’s obligations with respect to fees for professional services;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

3.1. Service Fee. In consideration of the services being provided hereunder by Manager, PC shall pay Manager an amount equal to the collections of PC attributable to the provision of radiation therapy services provided at the PC’s facilities in Clark County, Nevada, from and after the Amendment Date (“Facilities Collections”), after deducting from such Facilities Collections an amount equal to twenty-five percent (25%) of such Facilities Collections (such percentage being referred to herein as the “Professional Component”), which Professional Component shall be retained by PC. The difference between the Facilities Collections and the total of the Professional Component shall be referred to herein as the “Service Fee.” Effective August 1, 2006

2. Except as set forth herein, the Administrative Services Agreement shall in all respects continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. This Amendment may be signed in one or more counterparts and by facsimile, all of which shall be considered one and the same agreement.

[The remainder of the page is blank and the signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth herein.

NEVADA RADIATION THERAPY MANAGEMENT SERVICES, INC.

By:	/s/ David M. Koeninger
Name:	David M. Koeninger
Title:	Vice President

MICHAEL J. KATIN, M.D., PROF. CORP.

By:	/s/ Daniel E. Dosoretz
Name:	Daniel E. Dosoretz, M.D.
Title:	Vice President